Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Olenox Industries Inc. (the “Company”) on Form 10-K for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McLaren, the Principal Executive Officer and Principal Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

1.	The Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2026

	By:	/s/ Michael McLaren
	Name:	Michael McLaren
	Title:	Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)